UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K
________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2015

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)
Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 10, 2015, Ruby Tuesday, Inc. issued a press release announcing the appointment of Rhonda Parish as Chief Legal Officer.  Ms. Parish most recently served as the Chief Legal Officer of Einstein Noah Restaurant Group in Lakewood, CO, and was previously the Chief Legal Officer of Denny’s Corporation (and its predecessor companies) in Spartanburg, SC.  Ms. Parish also held a number of executive positions, including Assistant General Counsel, at Wal-Mart Stores, Inc. in Bentonville, AR.

A copy of the Company’s press release announcing Ms. Parish’s appointment as Chief Legal Officer is attached as Exhibit 99.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release dated March 10, 2015 (this press release is being furnished pursuant to Item 8.01 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ruby Tuesday, Inc.
(Registrant)

By: /s/ James J. Buettgen
James J. Buettgen
Chairman, President, and
Chief Executive Officer
Date: March 10, 2015